                    Amendment to the Participation Agreement
                                      among
                           Delaware Group Premium Fund
                           Delaware Distributors, L.P.
             Allmerica Financial Life Insurance and Annuity Company
                                       And
                First Allmerica Financial Life Insurance Company

WHEREAS, Delaware Group Premium Fund, Delaware Distributors, L.P., Allmerica Financial Life Insurance and Annuity Company (formerly SMA Life Assurance Company) and First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America) entered into a Participation Agreement on December 23, 1991 ("Participation Agreement"); and

WHEREAS, the Participation Agreement provides for the amendment of Schedules 1, 2 and 3 thereto by mutual written consent of the parties from time to time in accordance with the provisions of Article XI thereof, and the parties now wish to amend and restate in their entirety Schedules 1, 2 and 3; and

WHEREAS, the parties wish to amend and

NOW, THEREFORE, the parties do hereby agree:

1. To replace Schedules 1, 2 and 3 of the Participation Agreement and any amendments thereto with the attached Schedules 1, 2 and 3 dated October 1, 2000.

2. All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as modified hereby.

In witness whereof, each of the parties has caused this agreement to be executed in its name and on its behalf by its duly authorized representatives as of the date specified below.

DELAWARE GROUP PREMIUM FUND               By:   DELAWARE DISTRIBUTORS, L.P.
                                                            (General Partner)

By:    ________________________                 By:    ________________________

Name:                                           Name:
Title:                                          Title:

Date:  ________________________                 Date:  ________________________


ALLMERICA FINANCIAL LIFE INSURANCE        FIRST ALLMERICA FINANCIAL LIFE
AND ANNUITY COMPANY                                INSURANCE COMPANY

By:    ________________________                 By:    ________________________

Name:    Richard M. Reilly                      Name: Richard M. REILLY
Title:   President                              Title:   Vice President

Date:  ________________________                 Date:  ________________________

                                   SCHEDULE 1

     SEPARATE ACCOUNTS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY ("AFLIAC") AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                         ("FAFLIC") INVESTING IN THE FUND

                              As of October 1, 2000


NAME OF ACCOUNT                                                        DATE ESTABLISHED
---------------                                                        ----------------
Separate Account VA-K                                                  November 1, 1990
of AFLIAC

Separate Account VA-P                                                  October 27, 1994
of AFLIAC

The VEL Account                                                        June 3, 1987
of AFLIAC

The VEL II Account                                                     January 21, 1993
of AFLIAC

VEL Account III                                                        June 13, 1996
of AFLIAC

Inheiritage Account                                                    September 15, 1993
of AFLIAC

Fulcrum Separate Account                                               June 13, 1996
of AFLIAC

Fulcrum Variable Life Separate Account                                 June 13, 1996
of AFLIAC

Group VEL Account                                                      May 1, 1995
of AFLIAC

Separate Account SPL-D                                                 June 13, 1996
of AFLIAC

Separate Account IMO                                                   June 13, 1996
of AFLIAC

Separate Account VA-K                                                  August 20, 1991
of FAFLIC

Separate Account VA-P                                                  August 20, 1991
of FAFLIC

VEL II Account                                                         August 20, 1991
of FAFLIC

Inheiritage Account                                                    August 20, 1991
of FAFLIC

Fulcrum Separate Account                                               June 13, 1996
of FAFLIC

Group VEL Account                                                      November 13, 1996
of FAFLIC


Separate Account SPVL                                                  June 13, 1996
of FAFLIC


                                   SCHEDULE 2

                           Variable Annuity Contracts

                      And Variable Life Insurance Policies

                         Supported by Separate Accounts

                              Listed on Schedule 1

                              As of October 1, 2000

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Delaware Golden Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual ExecAnnuity Plus Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Immediate Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual Allmerica Ultimate Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Accumulator Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Value Generation Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Fund Quest Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Pioneer Vision & Pioneer Vision 2 Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund

Individual Pioneer C-Vision Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund

Individual Pioneer No-Load Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund

Individual Pioneer Xtra Vision Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund

Individual VEL Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund

Individual Fulcrum Variable Life Insurance Policies funded by sub-accounts of Fulcrum Variable Life Separate Account and investing in shares of Delaware Group Premium Fund

Group Variable Life Insurance Policies funded by sub-accounts of Group VEL Account and investing in shares of Delaware Group Premium Fund

Individual Variable Life Policies funded by sub-accounts of Separate Account SPL-D and investing in shares of Delaware Group Premium Fund

Individual Variable Life Policies funded by sub-accounts of Separate Account IMO and investing in shares of the International Equity Series of Delaware Group Premium Fund

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual ExecAnnuity Plus Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Accumulator Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Pioneer Vision & Pioneer Vision 2 Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund

Individual Pioneer C-Vision Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of the International Equity Series of Delaware Group Premium Fund

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund

                                   SCHEDULE 3

                               Variable Contracts

                            Excluded from Section 1.8

                              As of October 1, 2000

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Individual Variable Annuity Contracts Marketed under the name "ExecAnnuity
Plus"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Advantage"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Immediate Advantage"

Individual Variable Annuity Contracts Marketed under the name " Allmerica Ultimate Advantage "

Individual Variable Annuity Contracts Marketed under the name "Annuity Scout"

Individual Variable Annuity Contracts Marketed under the name " Fund Quest"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Accumulator"

Individual Variable Annuity Contracts Marketed under the name "Pioneer Vision & Pioneer Vision 2"

Individual Variable Annuity Contracts Marketed under the name "Pioneer
C-Vision"

Individual Variable Annuity Contracts Marketed under the name "Pioneer Xtra Vision"

Individual Variable Annuity Contracts Marketed under the name "Pioneer
No-Load"

Individual Variable Annuity Contracts Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL"

Individual Variable Life Insurance Policies Marketed under the name "VEL Plus"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Allmerica Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Individual Variable Life Insurance Policies Marketed under the name "Fulcrum Variable Life (SPVUL)"

Group Variable Life Insurance Policies Marketed under the name "Group VEL"

Individual Variable Life Insurance Policies Marketed under the name "VUL 2001"

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

Individual Variable Annuity Contracts Marketed under the name "ExecAnnuity
Plus"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Advantage"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Accumulator"

Individual Variable Annuity Contracts Marketed under the name "Pioneer Vision & Pioneer Vision 2"

Individual Variable Annuity Contracts Marketed under the name "Pioneer
C-Vision"

Individual Variable Annuity Contracts Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Allmerica Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Group Variable Life Insurance Policies Marketed under the name "Group VEL"